                       EXHIBITS FOR S-1 REGISTRATION STATEMENT
                         OF METRO INFORMATION SERVICES, INC.


EXHIBIT 10.16 LEASE DATED SEPTEMBER 19, 1996 BY AND BETWEEN TIDEWATER PARTNERS
              LIMITED PARTNERSHIP AND REGISTRANT FOR PREMISES LOCATED AT SUITE 300, 200 GOLDEN OAK COURT, VIRGINIA BEACH, VIRGINIA 23452.















                                OFFICE LEASE AGREEMENT
                                    by and between
                        TIDEWATER PARTNERS LIMITED PARTNERSHIP
                                         and
                              METRO INFORMATION SERVICES

                                   TABLE OF CONTENTS


       1.  TERM, PREMISES
           1.1  Term, Possession of Premises, Delayed Delivery
           1.2  Acceptance of Premises
           1.3  Premises

       2.  RENT; DEPOSITS
           2.1  Rent; When Due; Where Paid
           2.2  Deposit
           2.3  Additional Rent
           2.4  Payment of Additional Rent
           2.5  Pro-Rata Definition
           2.6  Rent Escalation

       3.  USE; RESTRICTION ON USE; BUILDING
           REGULATIONS; QUIET ENJOYMENT; SERVICES
           BY LANDLORD
           3.1  Use
           3.2  Building Rules and Regulations
           3.3  Quiet Enjoyment
           3.4  Services by Landlord; Times and Level Furnished

       4.  ASSIGNMENT; SUBLET; RECAPTURE OF PREMISES;
           MORTGAGE BY LANDLORD; SUBORDINATION;
           ATTORNMENT; ESTOPPEL CERTIFICATE; NOTICE
           TO MORTGAGEE; SALE BY LANDLORD
           4.1  Assignment; Sublet
           4.2  Corporate Transfer
           4.3  Recapture of Premises
           4.4  Mortgage by Landlord
           4.5  Subordination
           4.6  Attornment
           4.7  Estoppel Certificate
           4.8  Sale by Landlord

       5.  MAINTENANCE AND REPAIRS; RIGHT OF ENTRY;
           ALTERATIONS; LIENS; SIGNS
           5.1  Maintenance and Repairs by Tenant
           5.2  Landlord's Right of Entry
           5.3  Maintenance by Landlord
           5.4  Alterations by Tenant
           5.5  Alterations by Landlord

           5.6  Liens
           5.7  Signs

       6.  INSURANCE, INDEMNITY, SUBORDINATION
           6.1  Insurance by Landlord
           6.2  Insurance by Tenant
           6.3  Insurance Rating
           6.4  Indemnity
           6.5  Waiver of Subrogation

       7.  DAMAGE AND DESTRUCTION
           7.1  Damage Caused by Tenant
           7.2  Damage Not Caused by Tenant
           7.3  Delay Beyond Landlord's Control

       8.  CONDEMNATION
           8.1  Condemnation; Award; Termination

                       TABLE OF CONTENTS
                           Continued


       9.  SURRENDER OF PREMISES
           9.1  Surrender at Expiration
           9.2  Removal of Property

      10.  HOLDING OVER
           10.1  Holding Over

      11.  DEFAULT; REMEDIES
           11.1  Defaults by Tenant
           11.2  Remedies of Landlord
           11.3  Default by Landlord and Remedies of Tenant
           11.4  Limitation of Landlord's Liability
           11.5  Non-Waiver of Defaults

      12.  MISCELLANEOUS PROVISIONS
           12.1  Waiver
           12.2  Consent Not Unreasonably Withheld
           12.3  Attorney's Fees
           12.4  Designated Parties
           12.5  Successors
           12.6  Relationship of Parties
           12.7  Severability
           12.8  Gender
           12.9  Building Name
           12.10 Brokerage Commissions
           12.11 Corporate Authority
           12.12 Common and Parking Areas
           12.13 Recording
           12.14 Notices
           12.15 Joint and Several Liability
           12.16 Entire Agreement; Captions


         ADDENDUM


         EXHIBITS

              Exhibit A - Rules & Regulations

              Exhibit B - Suite Layout

              Exhibit C - Acceptance Letter

                                OFFICE LEASE AGREEMENT
                                    by and between
                        TIDEWATER PARTNERS LIMITED PARTNERSHIP
                                         and
                              METRO INFORMATION SERVICES

                                                               AUGUST 26, 1996

 1. TERM; ACCEPTANCE OF PREMISES; PREMISES

    1.1 TERM; POSSESSION OF PREMISES; DELAYED DELIVERY. The term of this Lease shall commence on the "Commencement Date" (as defined below) and shall end on 11/30/2001 (the "Expiration Date"). Commencement Date is the date Landlord delivers possession of the Premises to Tenant, which shall not be later than 12/01/96. Written notice from Landlord to Tenant that the Premises are available as of a specified date shall constitute delivery of possession of the Premises as of that date. The Premises shall be deemed ready for possession upon the completion of all standard tenant finish out items. Completion of tenant upgrades, custom finish out items or punch list items shall not be required in order for the Premises to be deemed ready for occupancy. If possession is not delivered to Tenant by 12/01/96 and the cause for delay is not the fault of Tenant or its agents, the Commencement Date shall be extended to the date possession is delivered to Tenant and the Expiration Date shall be extended a like number of days as the delay period. The Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage due to the delay. If the cause for the delay is the fault of Tenant or its agents, the delay shall not affect the Commencement Date and Tenant shall begin paying rent on that date unless otherwise provided by Landlord.

    1.2 ACCEPTANCE OF PREMISES. Occupying all or any portion of the Premises by Tenant shall be conclusive that the Premises are in satisfactory condition and acceptable to Tenant subject only to latent defects and deficiencies listed in writing by Tenant and delivered to Landlord within ten
(10) days after Tenant's initial occupancy. The Tenant shall execute and deliver to Landlord the Acceptance Letter contained in Exhibit C within ten
(10) days after Tenant's occupancy.

    1.3 PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises designated as Suite 300 in the Building known as REFLECTIONS II located at 200 GOLDEN OAK COURT, VIRGINIA BEACH, VIRGINIA 23452. The Premises are located on the THIRD floor of the Building and consist of certain office space representing approximately 19,229 square feet of Rentable Area. The Rentable Area of the Premises represents 26% of the Building's Rentable Area.

    The term "Rentable Area" shall have the meaning set forth in "Standard Method for Measuring Floor Area in Office Buildings", Building Owners and Managers Association International, American National Standard, approved July 31, 1980.

 2. RENT; DEPOSITS

    2.1 RENT WHEN DUE; WHERE PAID. All monies payable by Tenant to Landlord under this Lease shall be deemed to be rent. Beginning on the Commencement Date, rent shall be paid to Landlord in advance, in monthly installments on the first day of each calendar month, during the entire term of this Lease, without deduction, set-off or counterclaim, in lawful money of the United States at the address of Landlord as set forth in this Lease, or to such other person or entity or to such other address as Landlord may designate in writing. Tenant's obligation to pay all rent due under this Lease shall survive the expiration or earlier termination of this Lease. Should Commencement Date be on a day other than the first day of the month or terminate on a day other than the last day of the month, the rent for such partial month shall be pro-rated based on a 365-day year and shall be paid on Commencement Date.

         2.1.1 BASIC RENT. Tenant agrees to pay to Landlord a Basic Rent of $24,837.46 per month ($298,049.50 per year), adjusted annually as provided in Section 2.6.

         2.1.2 INTEREST RATE ON DELINQUENCIES. If Tenant shall fail to pay any monthly installment of Basic Rent or any Additional Rent or other charges when due, such unpaid amounts shall bear interest at the rate of the lesser of 15% per annum or the highest lawful rate under applicable law from the due date until paid. Tenant shall at the time the late payment is made pay such interest plus a penalty equal to 5% of the amount of delinquent rent. This provision shall not be construed to adjust, alter or modify the date when monthly installments of rent are due, nor shall the payment of any interest required by this Section be deemed to cure or excuse any default by Tenant under this Lease.

    2.2 DEPOSITS. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the amounts described in sections 2.2.1 and 2.2.2 below.

         2.2.1 GOOD FAITH DEPOSIT. Tenant has deposited with Landlord a Good Faith Deposit in the amount of $24,837.46 to be held by Landlord without interest, and which shall be applied to the first payment of the Basic Rent as defined in Section 2.1.1. Should Tenant fail, for any reason, to enter into occupancy of the Premises when possession of same have been delivered by Landlord, the Good Faith Deposit shall be forfeited by Tenant without prejudice to any other remedy under law the Landlord may have.

         2.2.2  SECURITY DEPOSIT.  INTENTIONALLY DELETED

    2.3 ADDITIONAL RENT. Tenant shall pay, monthly, as Additional Rent any money required to be paid pursuant to Sections 2.3.1, 2.3.2 and 2.4 designated "Additional Rent" and all other sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be designated Additional Rent.

         2.3.1     ADDITIONAL RENT - OPERATING COSTS.  INTENTIONALLY DELETED

         2.3.2 ADDITIONAL RENT - PROPERTY TAXES. Tenant shall pay its pro-rata share of all Property Taxes in excess of $70,728.96 ($.96 per square foot of Rentable Area) in any calendar year levied and assessed upon the Building and the land upon which the Building is situated. Property Taxes shall include any taxes and assessments which may hereafter be substituted for real estate taxes by the applicable taxing authorities, including general and special impositions on the Building and grounds and any taxes on rent or rental income imposed in lieu of or in addition to real estate taxes. Tenants pro rata share shall be adjusted to reflect the actual period of occupancy during the calendar year. In addition, Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by or on behalf of Tenant in the Premises.
     2.4  PAYMENT OF ADDITIONAL RENT.   Prior to January 1 of each calendar
year Landlord may make a reasonable estimate of Tenant's pro-rata share of excess <#>operating costs and</#> property taxes for the calendar year, and this amount shall be divided into twelve (12) equal monthly installments. Tenant shall pay to Landlord as Additional Rent, concurrently with the regular monthly rent payment, an amount equal to one (1) monthly installment until the next calendar year's estimate is rendered. In addition, Landlord shall endeavor to give to Tenant by March 31 of each year a statement of the increase in rent payable by Tenant pursuant to Section 2.3 relative to the immediately preceding calendar year, but failure by Landlord to give such a statement shall not constitute a waiver by Landlord of its right to require Additional Rent. Upon receipt of such statement applicable to the first calendar year, Tenant shall pay in full the total amount of any rental increase due for the first calendar year. If, according to this statement, Tenant's Pro Rata Share of such costs exceeds Tenant's payments made pursuant to Sections 2.3 and 2.4, Tenant shall pay Landlord the deficiency within ten
(10) days after the date of such statement. If said payments exceed Tenant's Pro Rata Share of excess <#>operating costs and</#> property taxes, Tenant shall be entitled to offset the excess against the next payments thereafter to become due Landlord pursuant to this Section. When the final determination is made of Tenant's pro-rata share of excess <#>operating costs and</#> property taxes for the year in which this Lease terminates and Tenant vacates the Premises, Tenant shall immediately pay any increase due over the excess costs already paid and conversely any overpayment made in the event said costs are lower than previously estimated shall be immediately rebated by Landlord to Tenant. Termination of the Lease shall not impair the Tenant's obligation to pay any Additional Rent owed to Landlord.

    2.5 PRO-RATA DEFINITION. The term "Tenant's Pro-Rata Share" is defined as the ratio of the Rentable Area of the Premises to the total Rentable Area of the Building. The percentage is shown in Section 1.3.

    2.6 RENT ESCALATION. The Basic Rent to be paid monthly to Landlord by Tenant shall be increased annually on the anniversary of this Lease each year by THREE PERCENT (3%).

3. USE; RESTRICTIONS ON USE; BUILDING REGULATIONS; QUIET-ENJOYMENT; SERVICES BY LANDLORD.

    3.1 USE. Premises shall be used for GENERAL OFFICE USE and for no other purpose. Tenant shall, at Tenant's expense, comply with all laws, rules, regulations, requirements, and ordinances enacted or imposed by any governmental unit having jurisdiction over the Building, Premises, Landlord or Tenant.

    3.2 BUILDING RULES AND REGULATIONS. Tenant shall obey all rules and regulations (including restrictions) of the Building as imposed by Landlord and set forth in Exhibit A and incorporated as a part of this Lease. Landlord shall have the right to make changes or additions to such rules and regulations provided such changes or additions, except those affecting the safety and operation of the Building or Premises, do not unreasonably affect Tenant's use of the Premises. Landlord shall not be liable for failure of any tenant to obey such rules and regulations. Failure by Landlord to enforce any current or subsequent rules or regulations against any tenant of the Building shall not constitute a waiver thereof.

    3.3 QUIET ENJOYMENT. Landlord agrees that, subject to terms, covenants and conditions of this Lease, Tenant may, upon observing and complying with all terms, covenants and conditions of this Lease, peaceably and quietly occupy the Premises.

     3.4 SERVICES BY LANDLORD; TIMES AND LEVEL FURNISHED. Landlord shall furnish Tenant those services hereafter described. Janitorial service and refuse removal shall be furnished after normal business hours. All other services shall be furnished during the hours of <#>8:00</#> 7:30 a.m. to <#> 6:00</#> 7:30 p.m. on weekdays and 9:00 a.m. to 12:00 p.m. on Saturdays (except all holidays). If, upon request of Tenant, its agents or employees, such services are provided to Premises on Saturdays, Sundays, holidays or times other than specified, or are of a level in excess of those described, Tenant shall reimburse Landlord for the cost of those services provided based upon Landlord's schedule of rates in effect at the time such services are furnished. If any services to be provided are suspended or interrupted by strikes, repairs, alterations, orders from any governmental authority or any cause beyond Landlord's reasonable control, Landlord shall not be liable for any costs or damages incurred by Tenant. Suspension or interruption shall not result in any abatement of rent, be deemed an eviction or relieve Tenant of performance of Tenant's obligations under this Lease.

         3.4.1 SERVICES PROVIDED. Landlord will furnish the Premises, without additional charge (except as provided in Sections 2.3 and 2.4), subject to all the provisions of 3.4 above, janitorial service in accordance with standards determined by Landlord and the terms of this Lease unless such service is separately metered or contracted by Tenant. Landlord shall provide all necessary utility services other than those separately metered; refuse removal; replacing of light bulbs for standard fixtures; heating, ventilating and air conditioning; lighting; and electric power for general and customary lighting and small business machines such as electric typewriters, small calculators, copying machines and personal computers but excluding mainframe or multi-station computers. Tenant shall pay for any extra electric energy used because of Tenant's particular equipment requirements.

4. ASSIGNMENT; SUBLET; RECAPTURE OF PREMISES; MORTGAGE BY LANDLORD; SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATE; NOTICE TO MORTGAGEE; SALE BY LANDLORD.

    4.1 ASSIGNMENT; SUBLET. Tenant shall not assign, pledge, grant a security interest in or mortgage this Lease, or sublet all or any portion of the Premises without Landlord's prior written consent, which, if consented to by Landlord, shall be in a form acceptable to Landlord. No assignment, mortgaging or subletting, if consented to by Landlord, shall relieve Tenant of its obligations under this Lease. Consent by Landlord shall not operate as a waiver of the necessity for consent to any subsequent assignment, mortgaging or subletting and the terms of such consent shall be binding upon the assignee, mortgagee or subtenant. Tenant hereby irrevocably assigns, for purposes of collateral, the rent of any and all assignees and sublessees and, upon instruction from Landlord, shall notify any assignee or sublessee to make such payments directly to Landlord. For convenience purposes, the Landlord may, at his option, make arrangements to collect the rent directly from the assignee or subtenant. Additionally, if the Tenant does sublet Premises, in whole or in part, then it is hereby mutually agreed that Landlord shall have the right to 75% of any additional rental income which is the result of such sublease. For purposes of this section, "Additional Rental Income" is defined as the difference between all rent paid by subtenant and all rent owed by Tenant to Landlord hereunder. Tenant shall submit periodic reports to Landlord computing any subrental payments due to Landlord and enclosing the payments.

    4.2 CORPORATE TRANSFER. Any transfer of this Lease by merger, consolidation or liquidation, or any change in the ownership of or power to vote the majority of Tenant's outstanding voting stock, shall constitute an assignment whether the result of a single or series of transactions. Unless Tenant's stock is listed on a recognized security exchange or if less than eighty percent (80%) of its stock is owned by a corporation whose stock is listed on a recognized security exchange, an assignment forbidden under this Lease shall include one or more sales or transfers, by operation of law or otherwise, or creation of new stock, by which an aggregate of more than fifty percent (50%) of Tenant's stock shall be vested in a party or parties who are non-stockholders as of the Commencement Date of this Lease.

    4.3 RECAPTURE OF PREMISES. Tenant's request for Landlord's consent to the assigning this Lease or subletting all or any part of the Premises shall contain an offer to Landlord to recapture, at the then square foot rental rate or the rental Tenant proposes to obtain, whichever is lower, all or such part of the Premises which Tenant proposes to assign or sublet. Upon receipt of such offer, Landlord shall have the option, to be exercised within sixty
(60) days following receipt, to accept the Tenant's offer to permit Landlord to recapture. If accepted, Tenant shall execute an assignment of the Lease or a sublease to Landlord in a form acceptable to Landlord, with Landlord having the right to sublease or subrent to others. In such event, Tenant shall not be relieved of its liability under this Lease. If Landlord exercises its option to recapture and the assignment or sublease from Tenant provides for a rental rate equal to the rental rate in effect as of the date the option is exercised, Tenant shall be released of all further liability under this Lease, as of the effective date of the assignment or sublease, with respect to that portion of the Premises subject to the assignment or sublease.

    4.4 MORTGAGE BY LANDLORD. Landlord shall have the right to transfer, assign, pledge, grant a security interest in, mortgage or convey in whole or in part the Building and any and all of its rights under this Lease, and nothing herein shall be construed as a restriction upon Landlord's so doing.

    4.5 SUBORDINATION. This Lease is and shall be subject and subordinate in all respects to any and all mortgages, deeds of trust and ground leases now or hereafter placed on the Building or the land upon which the Building is situated, and to all renewals, modifications, consolidations, replacements and extensions thereof.

    4.6 ATTORNMENT. If the interest of Landlord is transferred to any person or entity by reason of foreclosure or other proceedings for enforcement of any mortgage, deed of trust or security interest or by delivery of a deed in lieu of foreclosure or other proceedings, or by reason of sale, assignment or other transfer of Landlord's interest in the Building, Tenant shall immediately and automatically attorn to such person or entity. In event of such transfer, this Lease and Tenant's rights hereunder shall continue undisturbed so long as Tenant is not in default. Tenant shall, at Landlord's request, execute an agreement providing for subordination of the Lease. Tenant agrees that the termination of any ground lease shall not result in termination of this Lease.

    4.7 ESTOPPEL CERTIFICATE. Tenant agrees, at any time and from time to time, upon not less than ten (10) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or any person designated by Landlord, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications specifying the same; (ii) certifying that Tenant has accepted possession of the Premises, and that any improvements required by the terms of this Lease to be made by the Landlord have been completed to the satisfaction of the Tenant or, if not, describing such unsatisfactory improvements; (iii) stating that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; (iv) stating the address to which notices to Tenant should be sent; (v) certifying that Tenant, as of the date of any such certification, has no charge, lien or claim of set-off under this Lease, or otherwise, against rents or other charges due or to become due hereunder;
(vi) stating whether or not, to the best of Tenant's knowledge, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge; and (vii) containing any other statement as Landlord may reasonably request. Any such statement delivered pursuant to this Section may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee or prospective mortgagee of the Building or of Landlord's interest, or any prospective assignee of any such mortgagee.

    4.8 SALE BY LANDLORD. In the event Landlord transfers its interest in the Building, Landlord shall thereby be released from any further obligation hereunder, and Tenant agrees to look solely to the successor in interest of the Landlord for the performance of such obligations.

 5. MAINTENANCE AND REPAIRS; RIGHT OF ENTRY; ALTERATIONS; LIENS; SIGNS.

    5.1 MAINTENANCE AND REPAIRS BY TENANT. Tenant shall maintain the Premises and any alterations and additions to the Premises in good condition.
 Tenant shall repair or replace any damage or injury to the Premises or the Building caused by Tenant, its agents, employees or invitees. All maintenance and repairs made by Tenant shall be performed only by licensed contractors approved by Landlord. Tenant shall require its contractor to comply with Landlord's regulations and any other reasonable requirements regarding all work to be performed.

         5.1.1 LANDLORD'S RIGHT TO MAINTAIN OR REPAIR. If, within ten days following occurrence, Tenant fails to repair or replace any damage to the Premises or Building caused by Tenant, its agents, employees or invitees, Landlord may, at its option, cause all required maintenance, repairs or replacements to be made. Tenant shall promptly pay Landlord all costs incurred in connection therewith plus interest thereon at the rate of the lesser of 15% per annum or the highest lawful rate under applicable law from the due date until paid.

    5.2 LANDLORD'S RIGHT OF ENTRY. Landlord, its agents, contractors or employees shall have the right to enter the Premises at reasonable hours to make inspections, alterations, or repairs to the Building or the Premises and to show the Premises to prospective purchasers or tenants. In event of emergency Landlord, its agents, contractors or employees shall have the right of entry at any time and may perform any acts related to safety, protection, preservation or improvement of the Building or the Premises. Except for repair of casualty damage as provided in Section 7.2, Tenant shall not be entitled to any abatement or reduction of rent because of work performed within the Building or Premises by Landlord.

    5.3  MAINTENANCE BY LANDLORD.   Landlord shall maintain all public or
common areas located in the Building.

    5.4 ALTERATIONS BY TENANT. Tenant shall make no changes, additions, alterations or improvements to the Premises without the prior written consent of Landlord and subject to all rules, requirements and conditions imposed by Landlord at the time such consent is given. Landlord shall have the right to withhold its consent and condition the same upon provision by Tenant of adequate security.

    5.5 ALTERATIONS BY LANDLORD. Landlord may make repairs, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or the Building. Landlord may also make changes, alterations or additions to any part of the Building not forming part of the Premises and change the location of public areas of the Building.

    5.6 LIENS. If, because of any act or omission of Tenant or any person claiming by, through, or under Tenant, any mechanic's lien or other lien shall be filed against the Premises or the Building or against other property of Landlord (whether or not such lien is valid or enforceable as such), Tenant shall, at its own expense, cause the same to be discharged of record within thirty-five (35) days after the date of filing thereof, and shall also indemnify Landlord and hold it harmless from any and all claims, losses, damages, judgments, settlements, costs and expenses, including attorneys' fees, resulting therefrom or by reason thereof. Landlord may, but shall not be obligated to, pay or post security for the claim upon which such lien is based so as to have such lien released of record; and, if Landlord does so, then Tenant shall pay to Landlord, as Additional Rent, upon demand, the amount of such claim or security, plus all other costs and expenses incurred in connection therewith, plus interest thereon at the rate of the lesser of fifteen percent (15%) per annum or the highest lawful rate under applicable law until paid.

    5.7 SIGNS. Tenant shall not inscribe any inscription or post, place or in any manner display any sign, notice, picture, placard, poster or advertising matter anywhere in or about the Building or Premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without the Landlord's prior written consent. Upon expiration or sooner termination of this Lease, Tenant shall remove all such signs or advertising consented to by Landlord and shall repair any damage caused by such removal. (EXTERIOR SIGNAGE - SEE ADDENDUM)

 6. INSURANCE, INDEMNITY, SUBROGATION.

    6.1 INSURANCE BY LANDLORD. Landlord may maintain insurance for those perils and in amounts which would be considered prudent for similar income type property situated in the general area of the Building or which is required by any mortgagee or creditor of Landlord.

    6.2  INSURANCE BY TENANT.

         6.2.1 TENANT'S LIABILITY INSURANCE. Tenant shall at all times during the term hereof and at its cost and expense, for the mutual benefit of Landlord and Tenant, purchase and maintain with an insurance company, comprehensive general liability insurance coverage in an adequate amount, as determined by Landlord's insurance broker or adviser, but not less than One Million Dollars ($1,000,000.00) combined single limit of coverage for
personal injury, death and property damage.   The insurance carrier shall be
satisfactory to Owner and licensed in the state in which the Premises are located. The insurance carrier shall at all times during the term of this Lease have a policyholder's rating of not less than "A+/7" in the most
current edition of Best's Insurance Reports.   The comprehensive general
liability policy shall also include contractual coverage of Tenant's obligations under Section 6.4 below. In no event shall the limits of such policy be considered as limiting the liability of Tenant under this Lease. Tenant shall deliver to Landlord with evidence of such insurance prior to occupancy evidencing the obligation of the insurer to provide Landlord with not less than thirty (30) days written notice prior to any reduction or cancellation of such insurance. Any insurance required of Tenant under this Lease may be furnished by Tenant under a blanket policy carried by it. Such blanket policy shall contain an endorsement that names Owner as an additional insured, references the Premises, and guarantees a minimum limit available for the Premises equal to the insurance amounts required in this Lease. Each policy evidencing the insurance to be carried by Tenant under this Lease shall contain a clause that such policy and the coverage evidenced thereby shall be primary with respect to any policies carried by Owner, and that any coverage carried by Owner shall be excess insurance.

    6.2.2     TENANT'S  PROPERTY INSURANCE.   Tenant shall at its own expense
maintain in full force and effect on all of its inventory, furnishings, fixtures and equipment in the Premises, a policy or policies of fire and extended coverage insurance with vandalism and malicious mischief endorsements to the extent of at least eighty percent (80%) of their insurable actual cash value, providing that deductible amounts under such policy or policies of insurance shall be used for the repair or replacement of the fixtures and equipment so insured. Landlord will sign all documents necessary or proper in connection with the settlement of any claims or loss by Tenant. Landlord will not carry insurance on Tenant's possessions, nor on any leasehold improvements made by Tenant.

    6.2.3 CONAMING OF LANDLORD AND LANDLORD'S MANAGING AGENT. The insurance policy or policies for the insurance required in Sections 6.2.1 and
6.2.2 above shall name Landlord and Landlord's Managing Agent as additional insureds and shall provide that they may not be cancelled on less than thirty
(30) days prior written notice to Landlord and Landlord's Managing Agent. Tenant shall furnish Landlord and Landlord's Managing Agent with Evidence of Insurance evidencing all required coverage. Should Tenant fail to carry such insurance and furnish Landlord and Landlord's Managing Agent with such evidence of such insurance after a request to do so, Landlord and Landlord's Managing Agent shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent plus interest thereon at the rate of the lesser of 15% per annum or the highest lawful rate under applicable law from the due date until paid.

    6.3 INSURANCE RATING. Tenant will not conduct or permit to be conducted any activity, or place any equipment in or about the Premises, which will, in any way, increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor.

    6.4  INDEMNITY.     Tenant will indemnify and save Landlord harmless from
and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires, clients or customers. In case Landlord shall, without material fault on his part, be made a party to any litigation commenced by or against Tenant, Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.

    6.5  WAIVER OF SUBROGATION.   Landlord and Tenant hereby waive, to the
extent of net proceeds collected under insurance policies, any rights each may have against the other on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective property, or the Building.

7.  DAMAGE AND DESTRUCTION.

    7.1 DAMAGE CAUSED BY TENANT. In event of damage to the Premises or the Building by fire or other causes resulting from fault or negligence of Tenant, its agents, employees or invitees, such damage shall be promptly reported to Landlord and shall be repaired by and at expense of Tenant under direction and supervision of Landlord. There shall be no abatement of rent during the period of repair.

    7.2 DAMAGE NOT CAUSED BY TENANT. In the event the Building or the Premises shall be destroyed or rendered untenantable, either in whole or in part, by fire or other casualty not resulting from the fault or negligence of Tenant, its agents, employees or invitees, Landlord may, at its option, restore the Building or Premises to as near their previous condition as is reasonably possible, and in the meantime the rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole thereof; but unless Landlord, within sixty days after the happening of any such casualty, shall notify Tenant of its election to so restore, this Lease shall thereupon terminate and Tenant shall vacate the Premises. Such restoration by Landlord shall not include replacement of furniture, equipment or other items that do not become part of the Building or any improvements to the Premises in excess of those provided for in the allowance for building standard items as of the Commencement Date of this Lease. Restoration of the Premises required beyond Landlord's obligation shall be performed by the Tenant at no cost to the Landlord.

    7.3 DELAY BEYOND LANDLORD'S CONTROL. Landlord shall not be penalized for any delay in commencing or completing repairs caused by adjustment of insurance claims, governmental requirements or any cause beyond landlord's reasonable control.

8.  CONDEMNATION.

    8.1 CONDEMNATION; AWARD; TERMINATION. If the Building or Premises shall be taken or condemned for any public purpose, or for any reason whatsoever, to such an extent as to render either or both untenantable, either Landlord or Tenant shall have the option to terminate this Lease effective as of the date of taking or condemnation. If the taking or condemnation does not render the Building and the Premises untenantable, this Lease shall continue in effect and Landlord shall promptly restore the portion not taken to the extent possible to the condition existing prior to the taking, but in no event shall Landlord be required to expend any amounts in excess of the net condemnation proceeds received by Landlord. If, as a result of such restoration, the area of the Premises is reduced, the rent shall be reduced proportionately. All proceeds from any taking or condemnation shall be paid to Landlord. Tenant waives all claims against such proceeds. A voluntary sale or conveyance in lieu of but under the threat of condemnation shall be considered a taking or condemnation for public purpose.

9.  SURRENDER OF PREMISES.

    9.1 SURRENDER AT EXPIRATION. Upon expiration or other termination of this Lease, Tenant shall immediately surrender possession of the Premises to Landlord in substantially the condition in which Tenant is required to maintain the Premises except for reasonable wear and tear (and damage by fire or casualty if not the result of fault or negligence of Tenant, its agents, employees or invitees).

         9.1.1     SUBSTITUTE PREMISES.  INTENTIONALLY DELETED

    9.2 REMOVAL OF PROPERTY. All alterations, additions and improvements, other than unattached, movable furniture, furnishings or equipment made to the Premises at the expense of Tenant, shall become a part of the Premises and shall remain upon and be surrendered with the Premises as a part thereof.
 Any unattached movable furniture, furnishings or equipment not removed by the Tenant prior to the expiration or termination of this Lease shall become, at Landlord's option, the property of Landlord and shall be surrendered with the Premises as a part thereof. Upon expiration or other termination of this Lease, Tenant (i) shall remove only such alterations, additions and improvements (including telephone cable) as Landlord requests in writing;
(ii) shall, except for these alterations, additions and improvements not required to be removed, restore the Premises to the same condition existing upon delivery of possession thereto under this Lease, reasonable wear (but not soil and grime) excepted; and (iii) shall surrender to Landlord, at the place then fixed for payment of rent, all keys for the Premises and shall inform Landlord of all combinations on locks, safes, and vaults, if any, in the Premises. Tenant's obligation to observe this Section 9.2 shall survive the expiration or other termination of this Lease.

10. HOLDING OVER.

    10.1 HOLDING OVER. If Tenant shall fail to vacate the Premises upon expiration or sooner termination of this Lease, Landlord may at any time reenter by any applicable legal process or otherwise in accordance with the provisions of this Lease. Any holding over shall be with Landlord's consent and Tenant shall be a month-to-month Tenant and subject to all laws of the state in which the Building is situated and to the terms and conditions of this Lease, so far as applicable. The rent to be paid Landlord by Tenant during such continued occupancy shall be for each month of continued occupancy, an amount equal to one and one-<#>half</#> QUARTER times the rent that would otherwise be owed hereunder for the month the Lease expires or is terminated. No receipt of money by Landlord from Tenant after expiration or termination of this Lease shall reinstate or extend this Lease or affect any prior notice given by Landlord to Tenant. If Tenant fails to surrender the Premises upon the expiration of this Lease, despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender.

11. DEFAULT; REMEDIES.

    11.1 DEFAULTS BY TENANT. The occurrence of any one or more of the following events shall be a default under and breach of this Lease by Tenant:

         11.1.1 FAILURE TO PAY RENT. Tenant shall fail to make any required payment of the Basic Rent or Additional Rent or other charges within ten (10) days after the same shall be due and payable, or any other amounts due Landlord from Tenant including any amounts owed by Tenant for Building Non-Standard Work within thirty (30) days after the same shall be due and payable.

         11.1.2 FAILURE TO PERFORM. Tenant shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be performed within such thirty day period, such failure shall not constitute a default if Tenant commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same and does so complete the required action within a reasonable time but in any case not longer than sixty (60) days.

         11.1.3 VACATION; ABANDONMENT; FAILURE TO OCCUPY. Tenant shall vacate or abandon the Premises for any period, or fail to occupy for a period of thirty (30) days the Premises or any substantial portion thereof.

         11.1.4 TRUSTEESHIP; ASSIGNMENT; ATTACHMENT. A trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets in, on or about the Premises or of Tenant's interest in this Lease (and Tenant does not regain possession within sixty (60) days after such appointment); Tenant makes a general assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within thirty (30) days thereafter).

         11.1.5 BANKRUPTCY. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant pursuant to any federal or state statute (and, with respect to any such petition filed against it, Tenant fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same).

    11.2 REMEDIES OF LANDLORD. Upon the occurrence of any event of default set forth in Section 11.1, Landlord shall have the following rights and remedies, in addition to those provided by law, any one or more of which may be exercised without further notice to or demand upon Tenant:

         11.2.1 CURE. Landlord may apply the Security Deposit or re-enter the Premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord as Additional Rent for any costs and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, regardless of whether caused by Landlord's negligence or otherwise.

         11.2.2 TERMINATION; RE-LET. Landlord shall have the right, in addition to all other rights and remedies provided by law, to re-enter the Premises peaceably or by force, with or without process of law, and to take possession thereof and to terminate this Lease. No such termination of this Lease nor recovering possession of the Premises, however, shall deprive Landlord of any action or remedy against Tenant for possession, rent (accrued or to accrue) or damages, nor constitute a waiver of any lien of Landlord on the property of Tenant and Landlord may to the extent permitted by law (but shall not be obligated to) re-let the Premises in whole or in part for the unexpired portion of the Lease term and Tenant shall be obligated to reimburse Landlord for all of its expenses in connection with such retaking and re-letting, including any loss of rental which might result. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises are relet, for failure to collect the rent under such reletting, and in no event shall Tenant be entitled to receive the excess, if any, of such net rent collected over the sums payable by Tenant to Landlord hereunder. To the extent permitted by law, Tenant waives any notice to quit or other provision of applicable law requiring notice or delay in an action to evict or dispossess Tenant, and all rights of redemption under any law in the event Tenant is evicted or dispossessed for any cause.

         11.2.3 ACCELERATION. Landlord reserves the right to accelerate the whole or any part of the rent for the entire unexpired balance of the term of this Lease, as well as all other charges and expenses herein agreed to be paid by Tenant. Such rent charges and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, be deemed due and payable as if, by the terms and provision of this Lease, such accelerated rent and other charges and expenses were on that date payable in advance.

         11.2.4 SUIT. Landlord may sue for specific performance, injunctive relief or to recover damages for any loss resulting from the breach.

         11.2.5 INTEREST ON UNPAID RENT. Interest on unpaid rent shall be charged as specified in Section 2.1.2.

    11.3 DEFAULT BY LANDLORD AND REMEDIES OF TENANT. It shall be a default under and breach of this Lease by Landlord if it shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Tenant; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such occurrence shall not constitute a default if Landlord commences such performance within said thirty (30) day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold or abate any rent due hereunder.

    11.4 LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease after notice thereof and an opportunity to cure as provided in Section 11.3, and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord (and its partners, if any) shall not be personally liable for any deficiency.

         11.4.1 LANDLORD DEFINED. The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations.

    11.5 NON-WAIVER OF DEFAULTS. The failure or delay by either party hereto to exercise or enforce at any time any of the rights or remedies or other provisions of this Lease shall not be construed to be a waiver thereof, nor affect the validity of any part of this Lease or the right of either party thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default and breach of the Lease shall be deemed to be a waiver of any other default and breach. The receipt by Landlord of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

12. MISCELLANEOUS PROVISIONS.

    12.1 WAIVER. The failure of Landlord to insist upon strict performance of any of the covenants and agreements of this Lease, or to exercise any option herein conferred in any one or more instances, shall not be considered to be a waiver or relinquishment of such performance by Tenant or right of Landlord, and all covenants, agreements and options shall remain in full force and effect.

    12.2 CONSENT NOT UNREASONABLY WITHHELD. Unless otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease, such consent or approval shall not be unreasonably withheld or delayed. Tenant's sole remedy, if Landlord unreasonably withholds or delays consent or approval, shall be an action for specific performance and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefor.

    12.3 ATTORNEYS FEES. All costs and expenses, including attorneys fees in a reasonable amount, incurred by Landlord or Tenant in enforcing the obligations of either under this Lease, shall be paid by the defaulting party to the prevailing party upon demand, once a default is determined to have occurred, whether by judgment or otherwise.

    12.4 DESIGNATED PARTIES. Landlord may act in any matter provided for herein through its property manager or any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant may designate in writing a person to act on its behalf in any matter provided for herein and may, by written notice, change such designation. In the absence of such designation, the person or persons executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.

    12.5 SUCCESSORS. All covenants, agreements, terms and conditions contained in this Lease shall apply to and be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. No rights, however, shall inure to the benefit of any assignee or subtenant of Tenant unless Landlord has given its consent to the assignment or sublease in accordance with Section 4.

    12.6 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall create any relationship between the Landlord and Tenant other than that of Landlord and Tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of Tenant's business, or a joint venturer or a member of a joint or common enterprise with Tenant.

    12.7 SEVERABILITY. If any clause or provision of this Lease is held to be illegal, invalid or unenforceable under present or future law effective during the term of this Lease, the remainder of this Lease shall not be affected thereby. In lieu of such clause or provision held to be illegal, invalid or unenforceable there shall be added, as a part of this Lease, a clause or provision as similar in terms as possible which shall be legal, valid and enforceable.

    12.8 GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

    12.9 BUILDING NAME. Landlord reserves the right at any time and from time to time to change the name, number or designation by which the Building is commonly known.

    12.10     BROKERAGE COMMISSIONS.

              12.10.1   BROKER NAMES.
N/A

              12.10.2 PAYMENT OF LEASING COMMISSIONS. The parties hereby acknowledge, represent and warrant that the only real estate broker or brokers involved in the negotiation and execution of this Lease is that, or are those named in Section 12.10.1 above and that no other broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commission or other compensation or charges claimed by or awarded to any broker or agent with respect to this Lease.

    12.11 CORPORATE AUTHORITY. If Tenant is a corporation, Tenant warrants that it has legal authority to operate and is authorized to do business in the state in which the Premises are situated. Tenant also warrants that the person or persons executing this Lease on behalf of Tenant has authority to do so and fully obligate Tenant to all terms and provisions of this

Lease. Tenant shall, upon request from Landlord, furnish Landlord with a certified copy of resolutions of the Tenant's Board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it on Tenant's behalf.

    12.12 COMMON AND PUBLIC AREAS. All hallways, passageways, stairways and elevators in the Building, parking areas, driveways, entrances and exits thereto, truck-ways, pedestrian sidewalks and ramps, landscaped areas and other areas and improvements located on the Premises are provided for the general non-exclusive use, in common, of Tenant, Landlord and all other tenants of the Building, their employees, guests and invitees. Such parking and other common areas shall at all times be subject to regulation and management by Landlord, and Tenant agrees to abide by any rules and regulations with respect thereto and to use its best efforts to cause its employees, guests and invitees to do the same. Without limitation on Landlord's general right to promulgate any such rules and regulations, Landlord reserves the right to change the area, level, location and arrangement of the parking areas and other facilities referred to herein; to restrict parking by tenants and/or their patrons, provided that adequate parking for the Building's tenants is maintained; to close temporarily all or any portion of the parking areas or facilities for repairs or maintenance or otherwise; to control the amount of lighting, security and traffic control, if any; and to take such other actions as Landlord shall deem necessary or desirable with a view to the convenient use thereof by all tenants, their employees, guests and invitees. Landlord also reserves the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of public corridors, passageways, elevators, mechanical areas and rooms, stairways and stairs, rest rooms, or other common areas of the Building.

    12.13 RECORDING. Tenant shall not record this Lease without the written consent of Landlord; however, upon the request of Landlord, Tenant shall join in the execution of a memorandum or so-called "short form" of this Lease for the purposes of recordation. Said memorandum or short form of this Lease shall describe the Parties, the Premises and the term of this Lease and shall incorporate this Lease by reference. Landlord may also, at its option, record this entire Lease.

    12.14 NOTICES. All notices under this Lease shall be in writing and delivered in person or sent by prepaid registered or certified mail to Landlord at the same place to which rent payments are made, to the Tenant at the Premises, to Landlord's Office of General Counsel and to such addresses as hereafter may be designated by either party in writing. Notices mailed shall be deemed given on the date following the date of mailing.

Landlord's Address:                         With Copy to:
TIDEWATER PARTNERS LIMITED PARTNERSHIP      TIDEWATER PARTNERS LTD PARTNERSHIP
c/o OLYMPIA DEVELOPMENT CORPORATION         c/o BOZZUTO & ASSOCIATES

2809 SOUTH LYNNHAVEN ROAD, SUITE 310        6401 GOLDEN TRIANGLE DRIVE
VIRGINIA BEACH, VIRGINIA 23452              GREENBELT, MARYLAND 20770

Tenant Address for Notices:                 With Copy to:
METRO INFORMATION SERVICES                  METRO INFORMATION SERVICES
REFLECTIONS II, SUITE 300                   REFLECTIONS III, SUITE 150
VIRGINIA BEACH, VIRGINIA  23452             VIRGINIA BEACH, VIRGINIA  23452

    12.15 JOINT AND SEVERAL LIABILITY. If Tenant is composed of more than one signatory to this Lease, each signatory will be jointly and severally liable with each other signatory for payment and performance according to this Lease.

    12.16  FORCE MAJEURE. If, by reason of (i) strike, (ii) labor problems,
(iii) government pre-emption in connection with a national emergency, (iv) any rule, order or regulation of any governmental agency, (v) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or any other cause, or (vi) any cause beyond Landlord's reasonable control, including inclement weather, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall in no wise be affected, impaired or excused.

    12.17 ENTIRE AGREEMENT; CAPTIONS. This Lease, including Exhibits A, B and C hereto, and any Addendums contain the entire agreement of the Parties and no prior or contemporaneous representations, promises or agreements, oral or otherwise, between the Parties not contained in this Lease shall be of any force and effect. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except in writing executed by Landlord and Tenant or the party against whom any waiver is sought. The captions for sections of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.

Acknowledged and Accepted this 19th day of September, 1996.

TENANT                            LANDLORD

METRO INFORMATION SERVICES        TIDEWATER PARTNERS LIMITED PARTNERSHIP
                                  By:  Olympia Development Corporation,
By: /s/ Steven A. Lurus                Manager and Authorized Agent
   ----------------------
   Name: Steven A. Lurus
    Title: Secretary              By: /s/ Cecil V. Cutchins
                                     ------------------------
                                     Cecil V. Cutchins, President


                                  TIDEWATER PARTNERS LIMITED PARTNERSHIP
                                  By:  SCI Holdings Corporation

                                  By:  /s/ G. Trevor Victor
                                      ----------------------
                                      G. Trevor Victor, Vice President

CORPORATE SEAL

                          ADDENDUM TO OFFICE LEASE AGREEMENT
                                    by and between
                        TIDEWATER PARTNERS LIMITED PARTNERSHIP
                                         and
                              METRO INFORMATION SERVICES


This Lease Addendum, by and between Tidewater Partners Limited Partnership ("Landlord") and Metro Information Services ("Tenant"), is hereby made a part of and incorporated by reference into a certain Lease dated August 26, 1996 and attached hereto. This Addendum shall supersede all agreements between the above mentioned Parties.

1. UNDERGROUND PARKING. Tenant shall have the use of seven (7) underground parking spaces which shall be assigned to Tenant by Landlord.

2. SUITE MODIFICATIONS. Landlord agrees to provide an allowance not to exceed $5.00 per square foot of rentable area, or $96,145.00, for suite modifications and subject to the space plan attached hereto as Exhibit B.

3. EXTERIOR SIGNAGE. Tenant shall have the right to display signage on the exterior of the Building, subject to Landlord's approval and any governmental regulations. Said sign shall be provided, maintained and removed at the expiration of the Lease term at Tenant's sole cost. Said sign shall be located within the "brick band" between the windows of the third and fourth floors. Tenant shall be responsible for any damage caused to the Building as a result of such signage, and the installation or removal thereof.

4. FIRST RIGHT OF REFUSAL - Landlord will give Tenant a one time first right of refusal on any space that may become available on the fourth floor of Reflections II. Upon receipt of notice to Tenant by Landlord that the space is available for lease, which notice shall also set forth the current market rate for such space, Tenant shall have forty-eight (48) hours to respond in writing to Landlord if Tenant wants to lease the additional space at that current market rate. If Landlord does not receive written notice from Tenant of Tenant's acceptance to lease the entirety of the offered space at the current market rate, Landlord will assume Tenant is not interested and the First Right of Refusal will thereafter become null and void. This First Right of Refusal shall be subordinate to any previously granted rights to others to lease the space as described herein.

5. LEASE COMMENCEMENT DELAY - In the event that the Premises are not vacated by the current tenant on or before October 31, 1996, the Commencement Date of this Lease shall be delayed to a date thirty (30) days after the date on which the current tenant vacates the Premises. Additionally, in the event that the Tenant is not allowed access to the area located on the East side of the elevator lobby on or before October 1, 1996 for the purpose of installing electrical and communication wiring, the Commencement Date of this Lease shall be delayed to a date sixty (60) days after the date on which the Tenant is allowed access to the area located on the East side of the elevator lobby.

All other terms and conditions of the Lease not modified by this Addendum shall remain in full force and effect.


Acknowledged and Accepted this 19th  day of Sepetember, 1996 by:


LANDLORD                                    TENANT
TIDEWATER PARTNERS LIMITED PARTNERSHIP      METRO INFORMATION SERVICES

BY: Olympia Development Corporation,        BY:  /s/ Steven A. Lurus
    Manager & Authorized Agent                   ---------------------
                                                 Name: Steven A. Lurus
                                                 Title: Secretary

BY: /s/ Cecil V. Cutchins
    ----------------------------
    Cecil V. Cutchins, President            CORPORATE SEAL

TIDEWATER PARTNERS LIMITED PARTNERSHIP
By:  SCI Holdings Corporation

By: /s/ G. Trevor Victor
   ---------------------------------
    G. Trevor Victor, Vice President

                                      EXHIBIT A
                                RULES AND REGULATIONS


The rules and regulations set forth in this Exhibit shall be and hereby are made a part of the Lease to which they are attached. Whenever the term "Tenant" is used in these rules and regulations, it shall be deemed to include Tenant, its employees or agents and any other persons permitted by Tenant to occupy or enter the Premises. The following rules and regulations may from time to time be modified by Landlord as provided in the Lease.

 1. OBSTRUCTION. The sidewalks, entries, passages, corridors, halls, lobbies, stairways, elevators and other common facilities of the Building shall be controlled by Landlord and shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not any such item constitutes an obstruction, without the prior written consent of Landlord. Landlord shall have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant, and to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefore to change the arrangement and/or location of entrances or passageways, doors or doorways, corridors, elevators, stairs, toilets or other common areas of the Building.

 2. ORDINARY BUSINESS HOURS. Whenever used in the Lease or in these regulations, the ordinary business hours of the Building shall be from 8:00 A.M. to 6:00 P.M. Monday through Friday of each week, excluding the legal holidays of New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 3. DELIVERIES. Tenant shall insure that all deliveries of supplies to the Premises shall be made only upon the elevator designated by Landlord for deliveries and only during the ordinary business hours of the Building. If any person delivering supplies to Tenant damages the elevator or any other part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage. Landlord's employees shall not receive deliveries for Tenant and, in the event that they do so in violation of this provision, such employees shall be deemed to be agents of Tenants.

 4. FURNITURE. Furniture and equipment shall be moved in or out of the Building only upon the elevator designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant and Tenant shall cause such movers to use only the loading facilities and elevator designated by Landlord. If Tenant's movers damage the elevator or any other part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage.

 5. HEAVY ARTICLES. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard to or damage the Building or its equipment, shall be moved into the Premises. Safes and other heavy equipment, the weight of which will not constitute a hazard to or damage the Building or its equipment shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the Premises.

 6. NUISANCE. Tenant shall not use, allow, or permit the Premises to be used for any improper or objectionable purposes. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein which would in any way constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants of the Building, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any law, rule, regulation, requirement, or ordinances of any governmental authority having jurisdiction over the Building.

 7. BUILDING SECURITY. Landlord may restrict access to and from the Premises and the Building outside of the ordinary business hours of the Building for reasons of Building security. Landlord may require identification of persons entering and leaving the Building during this period and, for the purpose, may issue building passes to tenants of the Building.

 8. PASS KEY. The janitor of the Building may at all times keep a pass key to the Premises, and he and other agents of Landlord shall at all times be allowed admittance to the Premises.

 9. LOCKS AND KEYS FOR PREMISES. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Premises and to the toilet rooms if locked by Landlord will be furnished by Landlord, and Tenant shall not have any duplicate key made. At the termination of this tenancy Tenant shall promptly return to Landlord all keys to offices and toilet rooms.

10. USE OF WATER FIXTURES. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of Tenant shall be paid for by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

11. NO ANIMALS, EXCESSIVE NOISE. No animals shall be allowed in the offices, halls, corridors or elevators in the Building. No person shall disturb the occupants of this or adjoining buildings or space by the use of any radio or musical instrument or by the making of loud or improper noises.

12. NO SMOKING OF TOBACCO I.E. CIGARETTES, CIGARS, PIPES, ETC. The smoking of tobacco products of any kind is strictly prohibited in the Building and on the Premises at all times.

13. VEHICLES. Bicycles or other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

14. TRASH. Tenant shall not allow anything to be exhibited to the outside of the Building, nor shall anything be thrown by Tenant out of the window or doors, or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. All trash shall be placed in receptacles provided by Tenant on the Premises or in any receptacles provided by Landlord for the Building.

15. WINDOWS. No window shades, blinds, screens or draperies will be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings at all windows and hallways so that the Building will present a uniform exterior appearance. Tenant will use its best efforts to have all curtains, draperies, and blinds closed at the end of each day in order to help conserve energy. Tenant, except in the case of fire or other emergency, shall not open any outside window because the opening of windows interferes with the proper functioning of the Building heating and air conditioning systems.

16. HAZARDOUS OPERATIONS AND ITEMS. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building.

17. HOURS FOR REPAIRS, MAINTENANCE AND ALTERATION. Any repairs, maintenance or alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented to such work being done outside of such times. If Tenant desires to have such work done by Landlord's employees on Saturdays, Sundays, holidays or weekdays outside of ordinary business hours and Tenant agrees to the same, Tenant shall pay the extra cost of such labor, in addition to other costs which are the responsibility of Tenant under the Lease. An exception to this provision shall be made for normal picture hanging.

18. NO DEFACING. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building, and any defacement, damage or injury caused by Tenant shall be paid for by Tenant.

19. CHAIR PADS. During the entire term of this lease, Tenant shall, at its expense, install and maintain under all caster chairs a chair pad or carpet casters to protect the carpeting.

20. SOLICITATION: FOOD AND BEVERAGES. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concessions, licenses or permission for the sale or taking of orders for food or services or merchandise in the Premises, nor install or permit the installation or use of any machine or equipment for dispensing goods or foods or beverages in the Building, nor permit the preparation, serving, distribution or delivery of food or beverages in the Premises without the approval of Landlord and in compliance with arrangements prescribed by Landlord. Only persons approved by Landlord shall be permitted to serve, distribute or deliver food and beverages within the Building, or to use the elevators or public areas of the Building for that purpose.

21. CAPTIONS. The caption for each of these rules and regulations is added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of these rules and regulations.

22. SECURITY OF PREMISES. Tenant shall see that the doors of the Premises and Building are securely locked before leaving and that all water, gas and electricity within the Premises is also shut off before leaving. For any default or carelessness in this regard, Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

23. PARKING. Cars are to park in properly marked spaces only. Under no circumstances are cars to (a) park in spaces reserved for other tenants,
    (b) park in driveways, (c) park in front of entrances to the Building or
    (d) park in unmarked areas. Landlord shall have the right to cause improperly parked cars to be towed at the owner's expense. It is understood that Landlord shall have the right to charge a monthly rental fee for covered reserved parking.

24. REST ROOMS. Tenant will endeavor to keep the common rest rooms in a clean, neat, and orderly fashion. Tenant will not create or cause to be created any extraordinary housekeeping problems in the common rest rooms.

25. INSURANCE. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance coverage on the Building or the Premises.

26. UTILITY LINES. Tenant shall not overload, damage, or obstruct any utility lines providing services to the Building or Premises.

27. STORAGE OF MERCHANDISE/FOOD PREPARATION. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises except private use by Tenant of equipment approved by Landlord for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such is in accordance with all applicable governmental laws, codes, ordinances, rules and regulations.

28. JANITORIAL SERVICES. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness.

29. DIRECTORY. The directory of the Building will be provided for the display of the company name and location of the tenants at the expense of Landlord. Landlord shall provide Tenant, free of charge, one directory strip in the Building Directory and either one building standard plaque or white vinyl lettering stating the name of the company. The location of Tenant's suite in the Building shall dictate the type of signage to be provided. Tenant may request additional signage from Landlord. Landlord's consent to requests for additional signage will be at the discretion of the Landlord and at Tenant's expense. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

30. REQUESTS FOR SERVICES. The requirements of tenants will be attended to only upon application in writing at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

31. OTHER MATTERS. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

                                      EXHIBIT B
                                     SUITE LAYOUT



                                    To Be Attached

                                      EXHIBIT C
                                  ACCEPTANCE LETTER


Gentlemen:

The undersigned, as Tenant under that certain Lease dated August 26, 1996 made with Tidewater Partners Limited Partnership, does hereby certify:

1. That its leased premises (the "Premises") at the above location have been substantially completed in accordance with the terms of the Lease, that it has accepted possession of said premises and that it now occupies the same;

2. That it began paying rent effective _______________, and that, save only as may be required by the terms of the Lease, no rental has been paid in advance;

3. That there exist no defenses or offsets to enforcement of the Lease by the Landlord and that there are as of the date hereof, no defaults or breaches on the part of the Landlord under the Lease known to the undersigned;

4.  That the Lease is now in full force and effect and has not been amended,
    modified or assigned, except by agreements dated   <*>NONE</*>   (if none,
    so state).



    BY:  METRO INFORMATION SERVICES

    By:  ___________________________________     _______________
                                                 Date

               SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT



Tenant Name:     Metro Information Services
Building/Suite:  Reflections II, Suite 300


         THIS AGREEMENT is dated the 26th day of August, 1996, and is made by and among CONNECTICUT GENERAL LIFE INSURANCE COMPANY, having an address c/o CIGNA INVESTMENTS, INC., 900 COTTAGE GROVE ROAD, BLOOMFIELD, CONNECTICUT 06002,
ATTN: REAL ESTATE INVESTMENT SERVICES S-319 ("Mortgagee"), METRO INFORMATION SERVICES, having an address of REFLECTIONS III, SUITE 150 ("Tenant"), and TIDEWATER PARTNERS LIMITED PARTNERSHIP, having an address of REFLECTIONS I, SUITE 310, VIRGINIA BEACH, VIRGINIA 23452 ("Landlord").


                                      RECITALS:

    A. Tenant has entered into a lease ("Lease") dated AUGUST 26, 1996, with TIDEWATER PARTNERS LIMITED PARTNERSHIP as lessor ("Landlord"), covering the premises known as REFLECTIONS II, SUITE 300 (the "Premises") within the property known as REFLECTIONS - THE CORPORATE PARK AT LYNNHAVEN , more particularly described as shown on Exhibit A, attached hereto (the "Real Property").

    B. Mortgagee has agreed to make or has made a mortgage loan in the amount of $24,950,000.00 to Landlord, secured by a mortgage or the Real Property (the "Mortgage"), and the parties desire to set forth their agreement herein.

    NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The Lease and all extensions, renewals, replacements or modifications thereof are and shall be subject and subordinate to the Mortgage and all terms and conditions thereof insofar as it affects the Real Property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of amounts secured thereby and interest thereon.

         2. Tenant shall attorn to and recognize any purchaser at a foreclosure sale under the Mortgage, any transferee who acquires the Premises by deed in lieu of foreclosure, and the successors and assigns of such purchaser(s), as its landlord for the unexpired balance (and any extensions, if exercised) of the term of the Lease on the same terms and conditions set forth in the Lease.

         3. If it becomes necessary to foreclose the Mortgage, Mortgagee shall neither terminate the Lease nor join Tenant in summary or foreclosure proceedings so long as tenant is not in default under any of the terms, covenants, or conditions of the Lease.

         4. If Mortgagee succeeds to the interest of Landlord under the Lease, Mortgagee shall not be:

              a. liable for any act or omission of any prior landlord (including Landlord);

              b. liable for the return of any security deposit unless such deposit has been delivered to Mortgagee by Landlord or is an escrow fund available to Mortgagee;

              c. subject to any offsets or defenses that Tenant might have against any prior landlord (including Landlord);

              d. bound by any rent or additional rent that Tenant might have paid for more than the current month to any prior landlord (including Landlord);

              e. bound by any amendment, modification, or termination of the Lease made without Mortgagee's consent;

              f. personally liable under the Lease, Mortgagee's liability thereunder being limited to its interest in the Real Property; or

              g. bound by any notice of termination given by Landlord to Tenant without Mortgagee's prior written consent thereto.

         5. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors and assigns.

         6. Tenant shall give Mortgagee, by certified mail, return receipt requested, or by commercial overnight delivery service, a copy of any notice of default served on Landlord, at Mortgagee's address set forth above or at such other address as to which Tenant has been notified in writing. If Landlord shall have failed to cure such default within the time provided for in the Lease, then Mortgagee shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty (30) days within which to cure any other default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such thirty (30) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which even the Lease shall not be terminated while such remedies are being so diligently pursued.

         7. Landlord has agreed under the Mortgage and other loan documents that rentals payable under the Lease shall be paid directly by Tenant to Mortgagee upon default by Landlord under the Mortgage. After receipt of notice from Mortgagee to Tenant, at the address set forth above or at such other address as to which Mortgagee has been notified in writing, that rentals under the lease should be paid to Mortgagee, Tenant shall pay to Mortgagee, or at the direction of Mortgagee, all monies due or to become due to Landlord under the Lease. Tenant shall have no responsibility to ascertain whether such demand by Mortgagee is permitted under the Mortgage, or to inquire into the existence of a default. Landlord hereby waives any right, claim, or demand it may now or hereafter have against Tenant by reason of such payment to Mortgagee, and any such payment shall discharge the obligations of Tenant to make such payment to Landlord.

         8. Tenant declares, agrees and acknowledges that Mortgagee, in making disbursements pursuant to any agreement relating to the Loan, is under no obligation or duty to, nor has Mortgagee represented that it will, see to the application of such proceeds by the person or persons to whom Mortgagee disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement shall not defeat the subordination herein made in whole or in part.

         IN WITNESS THEREOF, the parties hereto have executed these presents as of the day and year first above written.

Mortgagee:    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:      ______________________                  ___________________
Its:     ______________________                  Date


Tenant:       METRO INFORMATION SERVICES

By:      ______________________                  ___________________
Its:     ______________________                  Date



Landlord:     TIDEWATER PARTNERS LIMITED PARTNERSHIP
              BY:  OLYMPIA DEVELOPMENT CORPORATION
                   MANAGER & AUTHORIZED AGENT

                   By:  ______________________        __________________
                        Cecil V. Cutchins             Date
                        President

STATE OF CONNECTICUT    '
COUNTY OF HARTFORD      '

On this ________ day of ________________, 19___, personally appeared
_________________________, who acknowledged himself to be the
_______________________ of CIGNA Investment, Inc., a corporation, duly authorized to sign on behalf of _____________________________, a corporation, and that he, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation.

IN WITNESS THEREOF, I hereunto set my hand.

___________________________________         My Commission Expires:
Notary Public



COMMONWEALTH OF VIRGINIA     '
CITY OF VIRGINIA BEACH       '

On this, the ____ day of _______________, before me, notary public, the undersigned officer personally appears _________________________, who acknowledged himself to be the _________________________ of Metro Information Services, a ______________ corporation, and the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer.

IN WITNESS THEREOF, I hereunto set my hand and official seal the day and year aforesaid.

___________________________________         My Commission Expires:
Notary Public



COMMONWEALTH OF VIRGINIA     '
CITY OF VIRGINIA BEACH       '

    On this ______ day of ____________________ in the year ________ before me,
B. A. Sigler, a Notary Public of said Commonwealth, duly commissioned and sworn, personally appeared Cecil V. Cutchins, President of Olympia Development Corporation, Manager and Authorized Agent of Tidewater Partners Limited Partnership, known to me to be a general partner of a limited partnership that executed the within instrument, and acknowledged to me that such partnership executed the same.

___________________________________         My Commission Expires:  01/31/99
Notary Public

                                      EXHIBIT A

                               Description of Premises



The Premises, known as Suite 300 in Reflections II within Reflections - The Corporate Park at Lynnhaven, located at 200 Golden Oak Court in Virginia Beach, Virginia 23452, consists of approximately 19,229 Rentable Square Feet.